Exhibit 99.1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Members
Pritchard Square Cinema, LLC

         We have audited the accompanying balance sheets of Pritchard Square Cinema, LLC as of December 31, 2004 and 2003, and the related statements of operations and members' deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pritchard Square Cinema, LLC as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

         On February 11, 2005, the Company sold substantially all of its assets to another entity at which time all operations ceased and were taken over by the acquiring company (SEE NOTE 1).


/s/ Amper, Politziner & Mattia, P.C.
------------------------------------



April 21, 2005
Edison, New Jersey

                          PRITCHARD SQUARE CINEMA, LLC
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003



                                     ASSETS

                                                                                              2004                    2003
                                                                                              ----                    ----
CURRENT ASSETS

   Cash                                                                                $         --            $        --
   Inventories                                                                               12,775                 14,197
                                                                                       ------------            -----------

Total Current Assets                                                                         12,775                 14,197
                                                                                       ------------            -----------

THEATRE PROPERTY AND EQUIPMENT

   Building and improvements under capital lease obligation                               6,060,000              6,060,000

   Theatre equipment under capital lease obligation                                         450,000                450,000
                                                                                       ------------            -----------
   Total Theatre Property and Equipment                                                   6,510,000              6,510,000
                                                                                       ------------            -----------

   Accumulated depreciation                                                                (945,000)              (567,000)
                                                                                       ------------            -----------

   Theatre Property and Equipment, net of
   accumulated depreciation                                                               5,565,000              5,943,000
                                                                                       ------------            -----------

   Security deposits                                                                        209,948                209,948
                                                                                       ------------            ------------

       Total Assets                                                                    $  5,787,723            $ 6,167,145
                                                                                       ============            ===========



                       LIABILITIES AND MEMBERS' DEFICIENCY


CURRENT LIABILITIES
   Bank overdraft                                                                    $     27,546             $   105,153
   Current maturities of capital lease obligations                                      1,871,571               1,421,625
   Accounts payable                                                                        65,907                  63,302
   Accrued expenses                                                                       996,661               1,126,887
   Due to member                                                                          550,917                 558,358
   Payable to related party                                                               624,000                 416,000
                                                                                       -----------             ----------
 Total Current Liabilities                                                              4,136,602               3,691,325

   Capital lease obligations, net of current maturities                                 5,575,541               5,502,417
                                                                                     ------------               ---------
 Total Liabilities                                                                      9,712,143               9,193,742

MEMBERS' DEFICIENCY:
    Members' Deficiency                                                                (3,924,420)             (3,026,597)
                                                                                      -----------             -----------
     Total Liabilities and Members' Deficiency                                        $ 5,787,723             $ 6,167,145
                                                                                     ============             ===========

                 See accompanying notes to financial statements

                          PRITCHARD SQUARE CINEMA, LLC
                STATEMENTS OF OPERATIONS AND MEMBERS' DEFICIENCY
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                                             2004                    2003
                                                                                             ----                    ----
REVENUES:
    Admissions                                                                        $     3,603,245          $   3,784,411
    Concessions and other                                                                     823,643                920,077
                                                                                      ---------------          -------------
Total revenues                                                                              4,426,888              4,704,488

COST AND EXPENSES:

    Film exhibition costs                                                                   2,059,723              2,143,330
    Concession costs                                                                          182,638                214,641
    Other theatre operating costs                                                           1,445,685              1,513,685
    Depreciation                                                                              378,000                378,000
    Interest expense                                                                        1,258,665              1,239,170
                                                                                      ---------------          -------------
Total operating costs and expenses                                                          5,324,711              5,488,826
                                                                                      ---------------          -------------

    NET LOSS                                                                                 (897,823)              (784,338)

    Members' deficiency - beginning of the year                                            (3,026,597)            (2,242,259)
                                                                                      ---------------          -------------



    MEMBERS' DEFICIENCY - END OF THE YEAR                                             $    (3,924,420)         $  (3,026,597)
                                                                                      ===============          =============


    See accompanying notes to financial statements

                          PRITCHARD SQUARE CINEMA, LLC
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003



                                                                                               2004                  2003
                                                                                               ----                  ----

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                                          $      (897,823)        $      (784,338)
   Adjustments to reconcile net loss to
    net cash from operating activities
     Depreciation                                                                            378,000                 378,000
     Interest on capital lease obligation                                                  1,258,665               1,239,170
   (Increase) decrease in
     Inventories                                                                               1,422                    (223)
   Increase (decrease) in
     Accounts payable                                                                          2,605                   9,713
     Accrued expenses                                                                       (130,226)               (833,536)
     Payable to related party                                                                208,000                 208,000
                                                                                     ----------------        ---------------
       Net cash provided by operating activities                                             820,643                 216,786
                                                                                     ----------------        ---------------
CASH FLOWS FROM INVESTING ACTIVITIES                                                             --                      --
                                                                                     ----------------        ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Increase (decrease) in
     Bank overdraft                                                                          (77,607)                 99,856
     Payments under capital lease obligations                                               (735,595)               (875,000)
     Due to Member                                                                            (7,441)                558,358
                                                                                     ----------------        ---------------
Net cash provided by (used for) financing activities                                         (820,643)              (216,786)

Net change in cash:

Cash - beginning                                                                                  --                      --
                                                                                     ----------------        ---------------

Cash - ending                                                                        $            --         $            --
                                                                                     ================        ===============

Supplemental disclosure of cash paid
Interest                                                                             $           --          $            --
Taxes                                                                                $           --          $            --


    See accompanying notes to financial statements

                          PRITCHARD SQUARE CINEMA, LLC
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003



NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

               Pritchard Square Cinema, LLC ("Pritchard" or the "Company") a New York limited liability company was organized in New York in March 1996. Pritchard owns the Pavilion Movie Theatre/Entertainment Complex (the "Pavilion" or "Company") located in Brooklyn, New York. The Pavilion is an eight-screen movie theatre showing first-run films. The Company uses a related party to select such films (see Note 3). Substantially all of the assets of the Pavilion were sold in an asset purchase transaction during February 2005 to a third party, as is more fully described in
               Note 6.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               USE OF ESTIMATES

               The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               REVENUE RECOGNITION

               The Pavilion's revenues are accounted for in accordance with Staff Accounting Bulletin No. 104 "Revenue Recognition in Financial Statements" ("SAB No. 104"). The Pavilion's revenues consist of the sale of movie theatre admissions and concession food and beverages, which are made, either in cash or via customer credit cards at the time of the transaction. Revenues are recognized at the time the transaction is complete, as the earnings process has been culminated.

               FILM RENTAL COSTS

               Film rental costs are accrued based on the applicable box office receipts and either the mutually agreed upon firm terms established prior to the opening of the picture or estimates of the final mutually agreed upon settlement, which occurs at the conclusion of the picture run, subject to the film licensing arrangement. Estimates are based on the expected success of a film over the length of its run in the theatres.

               ADVERTISING

               Advertising costs are expensed as incurred. Such expense for the years ended December 31, 2004 and 2003 was approximately $5,000 and $7,000, respectively.

                          PRITCHARD SQUARE CINEMA, LLC
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)
         ------------------------------------------


               CONCENTRATION  OF  CREDIT  RISK

               Financial instruments, which potentially subject Pavilion to concentrations of credit risk, to the extent they exceed federal depository insurance limits consist of cash. The Pavilion places its cash with high credit quality financial institutions. As of December 31, 2004 and 2003 there were no uninsured cash balances.


               FAIR VALUE OF FINANCIAL INSTRUMENTS

               Cash, accounts payable and accrued liabilities are reflected in the financial statements at carrying value, which approximates fair value because of the short-term maturity of these instruments. The carrying value of the Company's capital lease obligation approximates fair value because the interest rate used represents borrowing rates available with similar terms.


               INCOME TAXES

               The Company is a limited liability company, which is a pass-through entity for federal and state income tax purposes. The Company's income or loss is required to be reported by the Company's members on their applicable income tax returns.


               CAPITAL LEASE

               The Company leases the land, building, building improvements and all theater equipment under a lease agreement with a third party. The lease has been accounted for as a capital lease in accordance with Statement of Financial Accounting Standards No. 13, and accordingly, the Company has established assets under capital lease and a capital lease obligation on the accompanying Balance Sheets. The Company records the monthly minimum lease commitments as a reduction to the capital lease obligation, and records interest expense based on the lease's implicit interest rate. The Company records depreciation expense on the theater equipment over an estimated useful life of six years. The Company records depreciation expense on the building and improvements over the initial, noncancellable lease term of approximately 20 years.


NOTE 3 - RELATED PARTY INFORMATION
         -------------------------

               The Company maintains an agency agreement with an affiliate to act as its exclusive booking agent for films to be shown at the theatre. The President of the affiliate is also the managing member of the Company. The agreement with this entity expires during January 2016 and provides for fees in the amount of $208,000 per annum. The agreement contains a provision for early termination penalty as further defined in the agreement. In addition, this affiliate provides management services to the Company. Such amounts are included in the accompanying Balance Sheets in the caption Payable to related party.

               Due to member represents short-term advances that are due on demand and are non-interest bearing.

                          PRITCHARD SQUARE CINEMA, LLC
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003



NOTE 4 - ACCRUED EXPENSES
         ----------------

               Accrued expenses consisted of the following as of December 31, 2004 and 2003:

                                                                                         DECEMBER 31,
                                                                                  2004                2003
                                                                             ------------         ------------
               Accrued film rental payable                                   $    680,126         $   890,218
               Sales tax payable                                                  294,768             212,754
               Accrued payroll                                                     21,767              23,915
                                                                             ------------         -----------
                                                                             $    996,661         $ 1,126,887
                                                                             ============         ===========

NOTE 5 - COMMITMENTS
         -----------

          CAPITAL LEASES

          Future minimum lease payments under the Company's capital lease as of December 31, 2004, are as follows:

          2005                                                                        $  1,871,571
          2006                                                                           1,215,179
          2007                                                                           1,245,559
          2008                                                                           1,276,698
          2009                                                                           1,308,615
          Thereafter                                                                    19,245,232
                                                                                     -------------
          Minimum lease payments                                                        26,162,854

          Less: amount representing interest                                            18,715,742
                                                                                     -------------
          Subtotal                                                                       7,447,112

          Less: current maturities of obligations under capital lease                    1,871,571
                                                                                     -------------
                Obligations under capital lease, net of current maturities           $   5,575,541
                                                                                     =============

          Included in current maturities of obligations under capital lease as of December 31, 2004 and 2003 is $686,030, and $265,000, respectively, of past due minimum rent payments owed by the Company to the landlord.


NOTE 6 - SALE OF BUSINESS ASSETS
         -----------------------

          On February 11, 2005, substantially all of the assets and business operations (which includes assignment of the Company's lease obligation) of Pritchard were acquired by ADM Cinema Corporation, a wholly owned subsidiary of Access Integrated Technologies, Inc. ("Access IT"). The total consideration for the Pavilion was $5.2 million of which $3.3 million was a cash payment (less $500,000 held in escrow pending the completion of construction of an additional movie theatre screen) and $1.7 million represents a 5-year, 8% note payable and $200,000 was the estimated transaction fees. In connection with the acquisition, Access IT issued 40,000 shares of its unregistered Class A Common Stock to the landlord as consideration for assignment of the lease to ADM Cinema Corporation and the waiver of a security deposit.